Exhibit 10.95

Execution Document

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

Amendment No. 6 to

NETWORK SERVICES AGREEMENT

This Amendment No. 6 (the “Amendment No. 6”) to the Network Services Agreement dated January 1, 2004, as amended by Amendment No.1 dated June 9, 2004 and Amendment No. 2 dated January 1, 2005, Amendment No. 3 dated June 5, 2006, Amendment No. 4 dated April 4, 2007, and Amendment No. 5 dated January 1, 2008 (as amended, the “Agreement”) is hereby entered into on November 1, 2009 (the “Amendment No. 6 Effective Date”) by and between AOL LLC (formerly known as America Online, Inc.), a Delaware limited liability company with offices at 22000 AOL Way, Dulles, Virginia 20166 (“AOL”) and Verizon Business Network Services Inc. on behalf of MCI Communications Services, Inc. d/b/a Verizon Business Services, with offices at 22001 Loudoun County Parkway, Ashburn Virginia 20147 (“Verizon”). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

The parties hereby agree to the following:

1.	Amendment to Section 3.1 The following section, which was mistakenly identified as a second section “iv” in Section 3.1 to the Agreement, as amended by Amendment No. 3 to the Agreement, is redesignated as section “(vi)”;

“Total AOL Dial-up hours in excess of [****] each month shall be excluded from the 2006 and 2007 Market Share Commitments (i.e., AOL shall be bound to purchase from Verizon a minimum of twenty-five percent (25%) of Total AOL Dial-Up Service Hours only up to [****] per month).”

2.	2008-2009 MARKET SHARE COMMITMENT. Subsection (vii) of Section 3.1 to the Agreement is hereby amended by deleting it in its entirety and replacing it as follows:

“From January 1, 2008 through October 31, 2009, AOL will purchase from Verizon a minimum term aggregate of twenty-five percent (25%) of the Total AOL Dial-up Service Hours (the “2008-2009 Market Share Commitment”) at the corresponding Option #1 prices set forth in Section 3 of Amendment No. 5. For avoidance of doubt, the 2008-2009 Market Share Commitment shall only be measured over the term of the commitment, not monthly and AOL is not obligated to maintain monthly market share commitment, AOL may elect to change pricing options, to a higher pricing commitment option only, by notifying Verizon in writing, and the new pricing will take effect on the first (1st) day of the month following thirty (30) days after Verizon receives AOL’s written notice.”

3.	2009-2014 MARKET SHARE COMMITMENT. Section 3.1 of the Agreement is hereby further amended by the addition of the following new subsections (viii) and (ix):

(viii) From November 1, 2009 through December 31, 2009 (the “2009 Purchase Commitment Term”), AOL will have a minimum Dial-Up Service revenue commitment of one million three hundred seventy thousand dollars ($1,370,000) (the “2009 Purchase Commitment”).

(ix) From January 1, 2010 through December 31, 2014, and if applicable pursuant to Section 10.1, through December 31, 2015, AOL will purchase from Verizon a minimum annual aggregate of fifty percent (50%) of the Total AOL Dial-up Service Hours (the “2010-2014 Market Share Commitment”) at the corresponding Option #1 prices set forth in Section 4.1(i). For avoidance of doubt, the 2010-2014 Market Share Commitment shall only be measured annually, not monthly, and AOL is not obligated to maintain monthly market share commitment. AOL may elect to change pricing options, to a higher pricing commitment option only, by notifying Verizon in writing, and the new pricing will

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take effect on the first (1st) day of the month following thirty (30) days after Verizon receives AOL’s written notice.

4.	TAKE OR PAY REMEDY. Section 3.3 of the Agreement is hereby deleted in its entirety and replaced as follows:

3.3 Take or Pay Remedy. For the 2004 Purchase Commitment AOL will, subject to the terms of this Agreement, owe Verizon no less than an amount equal to one hundred eighty-seven million seven-hundred fifty-six thousand eight hundred dollars ($187,756,800.00). For 2005, 2006, 2007, 2008, 2009, 2010, 2011, 2012, 2013, 2014 and, if applicable pursuant to Section 10.1, 2015, under each Purchase Commitment (except the 2009 Purchase Commitment described in Section 3.1(viii) which shall be governed by Section 3.3.1), AOL will, subject to the terms of this Agreement, owe Verizon no less than an amount equal to the sum of the Purchase Commitment for applicable Measurement Period multiplied by the applicable port [****] price. In the event AOL does not satisfy the Purchase Commitment for the applicable Measurement Period, then Verizon may invoice AOL for an additional fee in an amount equal to one hundred percent (100%) of the difference between the aggregate invoiced amounts and the Purchase Commitment for that year (“Take or Pay Remedy”). Verizon shall provide AOL with an invoice for this Take or Pay Remedy within ninety (90) days of the end of each calendar year, and AOL shall pay the full amount, less any amounts disputed in good faith, within thirty (30) days of receipt of such invoice. The parties agree that this Take or Pay Remedy shall be adjusted (i) to the extent that AOL is entitled to reduce its Purchase Commitment or to receive credits from Verizon under the terms of this Agreement, and (ii) in a year in which AOL is unable to meet its Purchase Commitment due to material breaches of this Agreement by Verizon.

3.3.1 Take or Pay Remedy for the 2009 Purchase Commitment If AOL fails to satisfy the 2009 Purchase Commitment set forth in Section 3.1 (viii), AOL shall pay an amount equal to one hundred percent (100%) of the difference between the 2009 Purchase Commitment and the actual usage during the 2009 Purchase Commitment Term. Verizon shall provide AOL with an invoice for this Take or Pay Remedy within ninety (90) days of the end of the 2009 Purchase Commitment Term, and AOL shall pay the full amount, less any amounts disputed in good faith, within thirty (30) days of receipt of such invoice. The parties agree that this Take or Pay Remedy shall be adjusted (i) to the extent that AOL is entitled to reduce its Purchase Commitment or to receive credits from Verizon under the terms of this Agreement, and (ii) in a year in which AOL is unable to meet its Purchase Commitment due to material breaches of this Amendment by Verizon.

5.	PORT PRICING. The text set forth in Section 4.1 (entitled “Port Pricing; Invoicing”) of the Agreement is hereby deleted in its entirety and replaced as follows:

4.1	Port Pricing; Invoicing.

(i) The base charge for each Dial-Up Access Port [****] (the “Port [****]) shall be as set forth in the following table.

Year	[****] per Month	Price per [****]

Nov 2009 and Dec 2009		[****]

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2010- 2014 and, if applicable pursuant to the terms of Section 10.1, 2015.	Option #1 All [****] if [****] of Monthly Traffic committed	[****]
	Option #2* All [****] if [****] or greater of Monthly Traffic is committed	[****]

* During 2010-2014 and 2015 (if applicable pursuant to Section 10.1) Customer may elect to change pricing options to a higher commitment pricing option only. As more specifically described in Section 3.1(ix), Customer must notify Verizon in writing and the pricing change will take effect on the first (1st) day of the month following 30 days after Verizon receives AOL’s written notice.

6.	INVOICING. The text set forth in Section 4.1(iv) of the Agreement is hereby deleted in its entirety and replaced as follows:

(iv) Verizon shall invoice AOL for applicable charges for the Services based on AOL [****] of usage during each month as determined by the Verizon Global Usage Report.

7.	TOLL FREE PORTS. Section 4.3 (entitled “Toll-Free Ports”) of the Agreement is hereby amended by the addition of the following new rates to the end of the chart set forth therein:

Year	Toll-Free Port Price
2011	[****]
2012	[****]
2013	[****]
2014	[****]
2015	[****]

8.	CFO CERTIFICATIONS. Section 5.2 of the Agreement is hereby deleted in its entirety and replaced as set forth below:

5.2	CFO Certifications.

For 2005, 2006, 2007, 2008, 2009, 2010, 2011, 2012, 2013, 2014 and, if applicable pursuant to Section 10.1, 2015, within thirty (30) days of the end of the applicable Measurement Period, AOL’s CFO (or another AOL executive to whom the CFO delegates this authority in writing) shall present Verizon with a written certification and supporting documentation which demonstrates to Verizon’s reasonable satisfaction that AOL has met the Purchase Commitment. Upon request by Verizon, AOL shall provide a copy of the CFO’s delegation of authority referred to above.

9.	TERM. Notwithstanding anything to the contrary in the Agreement, the first sentence of Section 10.1 (entitled “Term”) of the Agreement is hereby deleted in its entirety and replaced as follows:

“The term of this Agreement shall commence on January 1, 2004 and continue through December 31, 2014 (“Initial Term”).”

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Additionally, commencing on January 1, 2010, the last sentence of Section 10.1 of the Agreement is hereby deleted in its entirety and replaced as follows:

“By way of example, if AOL has elected to commit [****] of monthly traffic at a rate of [****] in 2010 (Option #2), and Service is subsequently removed pursuant to this Section 10.1, resulting in an inability to meet the Market Share Commitment, the rate applicable to the [****] Market Share Commitment, or [****] shall apply through the remainder of the term, absent AOL’s election during the remaining term to change to a higher commitment pricing.

10.	LIMITATION OF LIABILITY. Section 17.1 of the Agreement is hereby amended by deleting the phrase “THE GREATER OF (A) TWO HUNDRED MILLION DOLLARS ($200,000,000) OR (B) TEN PERCENT (10%) OF THE SERVICES INVOICED TO AOL IN THE TWELVE MONTH PERIOD PRIOR TO THE SUBJECT EVENT” and replacing it with “THE GREATER OF (A) ELEVEN MILLION DOLLARS ($11,000,000) OR (B) THE AMOUNTS INVOICED TO AOL UNDER THE TWELVE MONTH PERIOD PRIOR TO THE CLAIM.”

11.	NOTICE. The notice addresses set forth for Verizon in Section 23.5 (entitled “Notices”) of the Agreement are hereby deleted in their entirety and replaced as follows:

Verizon Business Services	Verizon Business Services
6415-6455 Business Center Drive	22001 Loudoun County Parkway
Highlands Ranch, CO 80130	Ashburn, VA 20147
Attn: Customer Service	Attn: Vice President, Legal
Email: notice@verizonbusiness.com

12.	DEFINITIONS. The following definitions set forth in Schedule A (entitled “Definitions”) are hereby deleted and replaced as follows:

“Purchase Commitment” shall mean the applicable purchase comment (i.e., the 2004 Purchase Commitment, the 2005 Market Share Commitment, the 2006 Market Share Commitment, the 2007 Market Share Commitment, the 2008-2009 Market Share Commitment, the 2009 Purchase Commitment or the 2010-2014 Market Share Commitment). “Purchase Commitments” (plural) shall mean the then-current Purchase Commitment and any subsequent Purchase Commitment, depending on the Measurement Period.

“Excluded Hours” shall mean (i) the Dial-Up Service Hours in New Locations and/or (ii) any dial-up service hours AOL adds to its network from third parties or acquisitions made after the Amendment No. 6 Effective Date. “New Locations” shall mean those rate centers and local markets (i) not covered by MCI or AOL’s portfolio of dial-up network services providers as of January 1, 2004; or [****].

13.	CONFIDENTIALITY. Section 14 (entitled “Confidentiality”) of the Agreement is hereby amended by deleting it in its entirety and replacing it as follows:

“14. Confidentiality. The parties agree that all disclosures of confidential or proprietary information before and during the term of this Agreement shall constitute confidential information of the disclosing party. [****]. Verizon shall not be deemed to have received,

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obtained, discovered, processed, stored, maintained, or been given access to Customer confidential information or Data Traffic solely by virtue of the fact that Customer receives, transmits, obtains or otherwise exchanges such information through the use of the Services. As used in the foregoing sentence, “Data Traffic” means data transmitted by means of the Services that is not generally available to the public without restriction (including, without limitation, the content of AOL members’ email traffic). Notwithstanding the foregoing, confidential information shall not include any particular information that a party can demonstrate (i) was, at the time of disclosure to it, lawfully in the public domain; (ii) after disclosure to it, is published or otherwise lawfully becomes part of the public domain through no fault of the receiving party; (iii) was in the possession of the receiving part at the time of disclosure to it; (iv) was received after disclosure to it from a third party who had a lawful right to disclose such information to it without any obligation to restrict its further use or disclosure; or (v) was independently developed by the receiving party without reference to confidential information of the furnishing party. Each party shall (a) use commercially reasonable efforts to ensure the confidentiality of such confidential information supplied by the disclosing party, or which may be acquired by a party in connection with or as a result of the provision of the Services under this Agreement, and (b) agrees that it shall not disclose, use, modify, copy, reproduce, or otherwise divulge such confidential information; provided, however, that (1) solely with respect to Data Traffic, clauses (a) and (b) of this Section shall in no event be construed as restricting Verizon from transmitting such Data Traffic to designated recipients, other Internet service providers, and other similarly situated parties, each to the extent reasonably necessary for Verizon’s provision of Services pursuant to this Agreement, and (2) Verizon’s obligations under this Section with respect to Data Traffic shall not be construed as a guarantee by Verizon that such Data Traffic shall be free from interference by third parties or interception by third parties during transmission. Notwithstanding the foregoing, a party shall not be considered to have breached its obligations by disclosing confidential information as required to satisfy any legal requirement of a competent government body provided that, upon receiving any such request and to the extent that it may legally do so, such party advises the other party promptly prior to making such disclosure in order that the other party may interpose an objection to such disclosure, take action to assure confidential handling of the confidential information, or take such other action as it deems appropriate to protect the confidential information. Each party further agrees to hold harmless and indemnify the other parties for losses incurred by such other parties to the extent such losses are incurred as a result of any disclosure by the indemnifying party of confidential information of another party in violation of this Section 14.”

14.	Data Traffic Protection. A new section 24 (entitled “Data Traffic Protection”) is hereby added to the Agreement as follows:

“24. Data Traffic Protection. Verizon shall protect the confidentiality of Data Traffic while in transit on Verizon’s network, stored on Verizon’s internal business systems, and/or shared with Verizon Affiliates, in each case using a reasonable degree of care. If Verizon learns of an incident that Verizon determines may have resulted in the unauthorized disclosure of Data Traffic, Verizon will, to the extent permitted by law, promptly notify Customer and assist Customer in investigating and assessing the extent and nature of the unauthorized disclosure. Verizon will exercise reasonable diligence in assessing known or suspected security and confidentiality breaches once it learns of such incidents and assessing whether such incidents have involved Data Traffic. Customer understands and acknowledges that the provision of Services may involve the transmission of voice and data traffic from, to, or over third party networks over which Verizon exercises no control.

In general, Verizon has implemented a commercially-reasonable written information security program intended to (a) prevent, respond to, or otherwise address threats to Verizon’s network

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including without limitation unauthorized access to or use of Verizon’s network devices, and (b) protect the confidentiality and integrity of confidential information that resides on Verizon’s internal business systems. If requested, Verizon will provide Customer with non-proprietary information regarding Verizon’s security policies and procedures.”

15.	OTHER TERMS AND CONDITIONS. Except as specifically amended or modified herein, the terms and conditions of the Agreement will remain in full force and effect throughout the Term and any extensions thereof. In the event of any conflict between the terms of this Amendment No. 6 and the terms of the Agreement, the terms of this Amendment No. 6 shall govern.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Amendment No. 6 Effective Date.

AOL LLC		Verizon Business Network Services Inc. on behalf of MCI Communications Services, Inc. d/b/a Verizon Business Services

By:	/s/ Arthur Minson	By:	/s/ Suleiman Hessami
Name:	Arthur Minson	Name:	Suleiman Hessami
Title:	CFO	Title:	VP Pricing/Contract Management
Date:	11/2/09	Date:	03 Nov 2009

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